UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 15, 2016 (January 11, 2016)

Education Realty Trust, Inc.

Education Realty Operating Partnership, LP

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	20-1352180
Delaware	333-199988-01	20-1352332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 11, 2016, Education Realty Trust, Inc. (the “Company” or “EdR”) and Education Realty Operating Partnership, LP (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named in Schedule I annexed thereto (the “Underwriters”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell 5,500,000 shares of common stock, par value $0.01 per share, at a per share purchase price to the public of $35.50. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to 825,000 additional shares of common stock, at the price to the public, less the underwriting discount, which the Underwriters exercised in full on January 12, 2016. The common stock was offered and sold pursuant to a prospectus supplement, dated January 11, 2016, and a base prospectus, dated November 7, 2014, relating to the Company’s effective shelf registration statement on Form S-3 (File No. 333-199988). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the pricing of the common stock offering is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by EdR under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 11, 2016, by and between Education Realty Trust, Inc., Education Realty Operating Partnership, LP and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named in Schedule I annexed thereto.
5.1	Opinion of Venable LLP regarding the legality of shares.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
99.1	Press Release dated January 11, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: January 15, 2016	By:	/s/ Edwin B. Brewer, Jr.
Name: Edwin B. Brewer, Jr.
Title: Executive Vice President and Chief Financial Officer

EDUCATION REALTY OPERATING PARTNERSHIP, LP

	By:	EDUCATION REALTY OP GP, INC., its general partner

Date: January 15, 2016		By:	/s/ Edwin B. Brewer, Jr.
Name: Edwin B. Brewer, Jr.
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 11, 2016, by and between Education Realty Trust, Inc., Education Realty Operating Partnership, LP and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named in Schedule I annexed thereto.
5.1	Opinion of Venable LLP regarding the legality of shares.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
99.1	Press Release dated January 11, 2016.